Exhibit 10.4

FIFTH AMENDMENT TO CONTRACT

THIS FIFTH AMENDMENT TO CONTRACT is made and entered into this 21st day of November, 2014, by and between Helmerich & Payne International Drilling Co., hereinafter referred to as “H&P”, and Southeast Texas Industrial Services, Inc., hereinafter referred to as “STIS”.

WITNESSETH:

WHEREAS, H&P and STIS entered into a Contract dated the 18th day of July, 2007, for certain services defined therein as the “Work” (the “Contract”);

WHEREAS, H&P and STIS amended the Contract on August 8, 2008;

WHEREAS, H&P and STIS further amended the Contract on March 26, 2010;

WHEREAS, H&P and STIS further amended the Contract on August 4, 2011;

WHEREAS, H&P and STIS further amended the Contract on January 11, 2013;

WHEREAS, the parties hereto are mutually desirous of further amending the terms of the above-referenced Contract as hereafter set forth; and

WHEREAS, the Contract has continued in full force and effect to the present time.

NOW, THEREFORE, in consideration of the rights and obligations passing between the parties, the parties hereto do amend said Contract, as follows, to-wit:

1.                                      Beginning in line 11 of Annex 1, Sections (a) through (f) immediately following “(the “Work”)” are hereby deleted and replaced with the following:

Quantity — STIS will perform the Work for a total of 52 rigs with the number and type of rigs as follows:

“a.                                Flex3:  21 rigs (R640, R641, R642, R643, R644, R645, R646, R647, R648, R649, R650, R651, R652, R653, R654, R655, R656, R657, R658, R659, R660)

b.                                      Flex4S: 0 rigs

c.                                       Flex4S+: 0 rigs

d.                                      Flex4C: 0 rigs

e.                                       Flex 4M: 0 rigs

f.                                        Flex5: 21 rigs (R536, R537, R538, R539, R540, R541, R542, R543, R544, R545, R546, R547, R548, R549, R550, R551, R552, R553, R554, R555, R556)

g.                                     The remaining 10 rigs will be a combination of the various types listed above as determined by H&P.”

Except as amended hereby, all other terms and conditions of the Contract shall remain in full force and effect.

IN WITNESS WHEREOF, H&P and STIS have executed this Fifth Amendment to Contract as of the day and year first written above.

HELMERICH & PAYNE INTERNATIONAL DRILLING CO.

By:	/s/ Steven R. Mackey
Steven R. Mackey
Executive Vice President

SOUTHEAST TEXAS INDUSTRIAL SERVICES, INC.

By:	/s/ Ronald Yawn
Name:	Ronald Yawn
Title:	President